SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2009 (March 16, 2009)

SIRIUS XM RADIO INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24710	52-1700207
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1221 Avenue of the Americas, 36th Fl., New York, NY		10020
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 584-5100

_____________________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

Appointment of Additional Director.

     On March 17, 2009, Gregory B. Maffei joined our board of directors.

     As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 6, 2009, on such date, pursuant to the Investment Agreement, dated February 17, 2009, among us and Liberty Radio LLC, a subsidiary of Liberty Media Corporation, we issued 1,000,000 shares of Series B-1 Preferred Stock and 11,500,000 shares of Series B-2 Preferred Stock in consideration for the investments described therein. Liberty Radio LLC, as the holder of 1,000,000 shares of our Series B-1 Preferred Stock, has the exclusive right to appoint and elect one member of our board of directors. Upon the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, Liberty Radio LLC will be entitled to appoint and elect up to an additional five members of our board of directors. The other rights, preferences and privileges of the Series B-1 Preferred Stock and Series B-2 Preferred Stock are described in the applicable Certificate of Designations.

     A summary of the terms of each Certificate of Designations is available in Item 1.01 of our Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 17, 2009, and is incorporated herein by reference. Such description of the Certificates of Designations does not purport to be a complete description of all of the terms of such Certificate of Designations and is qualified in its entirety by reference to the Certificate of Designations for the Series B-1 Preferred Stock, a copy of which is filed as Exhibit 3.1, and the Certificate of Designations for the Series B-2 Preferred Stock, a copy of which is filed as Exhibit 3.2, to our Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 6, 2009, and each Certificate of Designations is incorporated herein by reference.

     Mr. Maffei has not yet been appointed to any of the committees of our board of directors.

     Gregory B. Maffei, age 48, has been the Chief Executive Officer and President of Liberty Media Corporation since February 2006 and a director of Liberty Media Corporation since November 2005. Mr. Maffei served as CEO-Elect of Liberty Media Corporation from November 2005 through February 2006. Mr. Maffei served as President and CFO of Oracle Corporation from June 2005 until November 2005. Mr. Maffei served as Chairman and Chief Executive Officer of 360networks from January 2000 until June 2005. Previously he served as CFO of Microsoft and Chairman of Expedia. Mr. Maffei is also a director of DirecTV Group, Inc. and Electronics Arts, Inc.

Departure of Principal Accounting Officer.

     On March 16, 2009, Ms. Adrienne Calderone, our principal accounting officer, informed us that she will leave the company in early April 2009. Upon Ms. Calderone’s departure, Mr. David Frear, our Executive Vice President and Chief Financial Officer, is expected to assume the responsibilities as our principal accounting officer on an interim basis.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIRIUS XM RADIO INC.

By:	/s/ Patrick L. Donnelly
Patrick L. Donnelly
Executive Vice President, General
Counsel and Secretary

Dated: March 18, 2009